Exhibit 99.1
MGM GROWTH PROPERTIES REPORTS FIRST QUARTER FINANCIAL RESULTS
Las Vegas, Nevada, April 30, 2021 – MGM Growth Properties LLC (“MGP” or the “Company”) (NYSE: MGP) today reported financial results for the quarter ended March 31, 2021. Net income attributable to MGP Class A shareholders for the quarter was $59.6 million, or $0.44 per dilutive share.
Financial highlights for the first quarter of 2021:
•Consolidated rental revenue of $188.3 million;
•Consolidated net income of $115.4 million, or $0.42 per diluted Operating Partnership unit;
•Consolidated Funds From Operations(1) (“FFO”) of $184.7 million, or $0.67 per diluted Operating Partnership unit;
•Consolidated Adjusted Funds From Operations(2) (“AFFO”) of $166.9 million, or $0.60 per diluted Operating Partnership unit;
•Consolidated Adjusted EBITDA(3) (“Adjusted EBITDA”) of $240.9 million;
•General and administrative expenses of $3.7 million; and
•Income from unconsolidated affiliate of $25.5 million.

In March 2021, certain subsidiaries of MGM delivered a notice of redemption covering an aggregate of 37.1 million Operating Partnership units that they held that was satisfied with aggregate cash consideration of approximately $1.2 billion using cash on hand together with the proceeds from the registered public offering of 21.9 million Class A shares. As of March 31, 2021, there were approximately 264.7 million Operating Partnership units outstanding in the Operating Partnership of which MGM owned approximately 111.4 million, or 42.1%, while MGP owns the remaining 57.9%.

“MGP just celebrated its fifth anniversary as a public company and 2021 is off to another successful start. We completed the redemption of 37.1 million Operating Partnership units from MGM Resorts, reducing MGM’s ownership to 42.1%, and raised our annualized dividend for the 12th time to $1.98 per share,” said James Stewart, CEO of MGM Growth Properties. “Further, the first rent escalator under the MGP BREIT Venture lease of 2% went into effect on March 1, 2021 and the fifth base rent escalator under the MGM-MGP Master Lease of 2% went into effect on April 1, 2021, resulting in current annual pro rata rent of $992 million. We believe these steps further strengthen our ability to execute on our long-term strategy.”

The following table provides a reconciliation of MGP’s consolidated net income to FFO, AFFO and Adjusted EBITDA for the three months ended March 31, 2021:

Three Months Ended March 31,
2021
Consolidated
(In thousands, except per unit amounts)
Reconciliation of Non-GAAP Financial Measures
Net income (loss)	$115,409
Depreciation[1]	57,937
Share of depreciation of unconsolidated affiliate	10,477
Property transactions, net	843
Funds From Operations	184,666
Amortization of financing costs and cash flow hedges	7,481
Share of amortization of financing costs of unconsolidated affiliate	63
Non-cash compensation expense	852
Straight-line rental revenues, excluding lease incentive asset	13,633
Share of straight-line rental revenues of unconsolidated affiliate	(12,623)
Amortization of lease incentive asset and deferred revenue on non-normal tenant improvements	4,627
Acquisition-related expenses	—
Non-cash ground lease rent, net	259
Other expenses	197
(Gain) loss on unhedged interest rate swaps, net	(35,059)
Provision for income taxes	2,792
Share of provision for income taxes of unconsolidated affiliate	—
Adjusted Funds From Operations	166,888
Interest income	(317)
Interest expense	68,446
Share of interest expense of unconsolidated affiliate	13,432
Amortization of financing costs and cash flow hedges	(7,481)
Share of amortization of financing costs of unconsolidated affiliate	(63)
Adjusted EBITDA	$240,905
Weighted average Operating Partnership units outstanding
Basic	276,692
Diluted	276,919

Net income (loss) per Operating Partnership units outstanding
Basic	$0.42
Diluted	$0.42

FFO per Operating Partnership unit
Diluted	$0.67
AFFO per Operating Partnership unit
Diluted	$0.60
(1) Includes depreciation on Mandalay Bay real estate assets for the period of January 1, 2020 through February 14, 2020.

Financial Position
The Company had $143.2 million of cash and cash equivalents as of March 31, 2021. Cash received from rent payments under the Master Lease for the quarter ended March 31, 2021 was $206.9 million. Cash received from distributions from the unconsolidated affiliate, MGP BREIT Venture, for the quarter ended March 31, 2021 was $15.2 million. The distributions reflect those received in January and February 2021. In April 2021, a distribution of $16.0 million was received from MGP BREIT Venture representing the distributions for March and April 2021, which was paid upon the Operating Partnership and an entity affiliated with BREIT’s delivery to the lenders of an excess cash flow guarantee in accordance with the terms of the MGP BREIT Venture’s loan agreement.
On April 15, 2021, the Operating Partnership made a cash distribution of $131.0 million relating to the first quarter, $55.1 million of which was paid to MGM and $75.9 million of which was paid to MGP. Simultaneously, MGP paid a cash dividend of $0.4950 per share.

“During the first quarter, we successfully completed the issuance of 21.9 million Class A shares in a registered public offering for net proceeds of approximately $676 million. The issuance, together with cash on hand, permanently financed the redemption of 37.1 million Operating Partnership units from MGM Resorts,” said Andy Chien, CFO of MGM Growth Properties. “While our current pro rata net leverage is slightly above our long-term range of 5.0-5.5x, we expect to return to our targeted leverage levels in the near term.”
The Company’s debt at March 31, 2021 was as follows (in thousands):

March 31, 2021
Senior secured credit facility:
Senior secured revolving credit facility	$500
5.625% senior notes, due 2024	1,050,000
4.625% senior notes, due 2025	800,000
4.50% senior notes, due 2026	500,000
5.75% senior notes, due 2027	750,000
4.50% senior notes, due 2028	350,000
3.875% senior notes, due 2029	750,000
Total principal amount of debt	4,200,500
Less: Unamortized discount and debt issuance costs	(39,061)
Total debt, net of unamortized debt issuance costs	$4,161,439
Conference Call Details
MGP will host a conference call at 12:30 p.m. Eastern Time today which will include a brief discussion of these results followed by a question and answer period. The call will be accessible via the Internet through http://www.mgmgrowthproperties.com/events-and-presentations or by calling 1-888-317-6003 for domestic callers and 1-412-317-6061 for international callers. The conference call access code is 2929980. A replay of the call will be available through Friday, May 7, 2021. The replay may be accessed by dialing 1-877-344-7529 or 1-412-317-0088. The replay access code is 10154829. The call will be archived at www.mgmgrowthproperties.com. In addition, MGP will post supplemental slides today on its website at http://www.mgmgrowthproperties.com/events-and-presentations, which includes a reconciliation of MGP’s pro rata net leverage.

1Consolidated Funds From Operations (“FFO”) is consolidated net income (computed in accordance with U.S. GAAP), excluding gains and losses from sales or disposals of property (presented as property transactions, net), plus depreciation, as defined by the National Association of Real Estate Investment Trusts plus the Company’s share of depreciation of its unconsolidated affiliate.

2Consolidated Adjusted Funds From Operations (“AFFO”) is FFO as adjusted for amortization of financing costs and cash flow hedges; the Company’s share of amortization of financing costs of its unconsolidated affiliate; non-cash compensation expense; straight-line rental revenue (which is defined as the difference between contractual rent and cash rent payments, excluding lease incentive asset amortization); the Company’s share of straight-line rental revenues of its unconsolidated affiliate; amortization of lease incentive asset and deferred revenue relating to non-normal tenant improvements; acquisition-related expenses; non-cash ground lease rent, net; other expenses; (gain) loss on unhedged interest rate swaps, net; our share of provision for income taxes of unconsolidated affiliate; and provision for income taxes.

3Consolidated Adjusted EBITDA (“Adjusted EBITDA”) is consolidated net income (computed in accordance with U.S. GAAP) as adjusted for gains and losses from sales or disposals of property (presented as property transactions, net); depreciation; the Company’s share of depreciation of its unconsolidated affiliate; amortization of financing costs and cash flow hedges; the Company’s share of amortization of financing costs of its unconsolidated affiliate; non-cash compensation expense; straight-line rental revenue; the Company’s share of straight-line rental revenues of its unconsolidated affiliate; amortization of lease incentive asset and deferred revenue relating to non-normal tenant improvements; acquisition-related expenses; non-cash ground lease rent, net; other expenses; (gain) loss on unhedged interest rate swaps, net; our share of provision for income taxes of unconsolidated affiliate; interest income; interest expense (including amortization of financing costs and cash flow hedges); the Company’s share of interest expense (including amortization of financing costs) of its unconsolidated affiliate; and provision for income taxes.

FFO, FFO per unit, AFFO, AFFO per unit and Adjusted EBITDA are supplemental performance measures that have not been prepared in conformity with accounting principles generally accepted in the United States (“U.S. GAAP”) that management believes are useful to investors in comparing operating and financial results between periods. Management believes that this is especially true since these measures exclude real estate depreciation and amortization expense and management believes that real estate values fluctuate based on market conditions rather than depreciating in value ratably on a straight-line basis over time. The Company believes such a presentation also provides investors with a meaningful measure of the Company’s operating results in comparison to the operating results of other REITs. Adjusted EBITDA is useful to investors to further supplement AFFO and FFO and to provide investors a performance metric which excludes interest expense. In addition to non-cash items, the Company adjusts AFFO and Adjusted EBITDA for acquisition-related expenses. While we do not label these expenses as non-recurring, infrequent or unusual, management believes that it is helpful to adjust for these expenses when they do occur to allow for comparability of results between periods because each acquisition is (and will be) of varying size and complexity and may involve different types of expenses depending on the type of property being acquired and from whom.

FFO, FFO per unit, AFFO, AFFO per unit and Adjusted EBITDA do not represent cash flow from operations as defined by U.S. GAAP, should not be considered as an alternative to net income as defined by U.S. GAAP and are not indicative of cash available to fund all cash flow needs. Investors are also cautioned that FFO, FFO per unit, AFFO, AFFO per unit and Adjusted EBITDA as presented, may not be comparable to similarly titled measures reported by other REITs due to the fact that not all real estate companies use the same definitions.

Reconciliations of consolidated net income to FFO, AFFO and Adjusted EBITDA are included in this release.
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About MGM Growth Properties
MGM Growth Properties LLC (NYSE:MGP) is one of the leading publicly traded real estate investment trusts engaged in the acquisition, ownership and leasing of large-scale destination entertainment and leisure resorts, whose diverse amenities include casino gaming, hotel, convention, dining, entertainment and retail offerings. MGP, together with its joint venture, currently owns a portfolio of properties, consisting of 12 premier destination resorts in Las Vegas and elsewhere across the United States, MGM Northfield Park in Northfield, OH, Empire Resort Casino in Yonkers, NY, as well as a retail and entertainment district, The Park in Las Vegas. As of December 31, 2020, MGP’s portfolio of destination resorts, the Park, Empire Resort Casino, and MGM Northfield Park collectively comprised approximately 32,400 hotel rooms, 1.6 million casino square footage, and 3.6 million convention square footage. As a growth-oriented public real estate entity, MGP expects its relationship with MGM Resorts and other entertainment providers to attractively position MGP for the acquisition of additional properties across the entertainment, hospitality and leisure industries. For more information about MGP, visit the Company’s website at http://www.mgmgrowthproperties.com.

This release includes “forward-looking” statements and “safe harbor statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and/or uncertainties, including those described in MGP’s public filings with the Securities and Exchange Commission. MGP has based forward-looking statements on management’s current expectations and assumptions and not on historical facts. Examples of these statements include, but are not limited to, MGP’s expectations regarding its ability to execute on its long-term strategy and return to targeted leverage levels in the near term. These forward-

looking statements involve a number of risks and uncertainties and the important factors that could cause actual results to differ materially from those indicated in such forward-looking statements include risks related to MGP’s ability to receive, or delays in obtaining, any regulatory approvals required to own its properties, or other delays or impediments to completing MGP’s planned acquisitions or projects, including any acquisitions of properties from MGM; the ultimate timing and outcome of any planned acquisitions or projects; MGP’s ability to maintain its status as a REIT; the availability of and the ability to identify suitable and attractive acquisition and development opportunities and the ability to acquire and lease those properties on favorable terms; MGP’s ability to access capital through debt and equity markets in amounts and at rates and costs acceptable to MGP; changes in the U.S. tax law and other state, federal or local laws, whether or not specific to REITs or to the gaming or lodging industries; and other factors described in MGP’s period reports filed with the Securities and Exchange Commission. In providing forward-looking statements, MGP is not undertaking any duty or obligation to update these statements publicly as a result of new information, future events or otherwise, except as required by law. If MGP updates one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect to those other forward-looking statements.

MGP CONTACTS:
Investment Community	News Media
ANDY CHIEN	(702) 669-1480 or media@mgpreit.com
Chief Financial Officer
MGM Growth Properties LLC
(702) 669-1470

MGM GROWTH PROPERTIES LLC
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended March 31,
	2021	2020
Revenues
Rental revenue	$188,303	$203,531
Ground lease and other	6,039	6,039
Total Revenues	194,342	209,570

Expenses
Depreciation	57,937	62,047
Property transactions, net	843	195,056
Ground lease expense and other	5,920	5,920
Acquisition-related expenses	—	622
General and administrative	3,659	4,882
Total Expenses	68,359	268,527

Other income (expense)
Income from unconsolidated affiliate	25,485	13,363
Interest income	317	1,091
Interest expense	(68,446)	(49,198)
Gain (loss) on unhedged interest rate swaps, net	35,059	(12,120)
Other	(197)	(18,368)
	(7,782)	(65,232)
Income (loss) before income taxes	118,201	(124,189)
Provision for income taxes	(2,792)	(1,133)
Net income (loss)	115,409	(125,322)
Less: Net (income) loss attributable to noncontrolling interest	(55,811)	75,574
Net income (loss) attributable to Class A shareholders	$59,598	$(49,748)

Weighted average Class A shares outstanding:
Basic	135,709	123,259
Diluted	135,936	123,259

Earnings per share attributable to Class A shareholders:
Basic	$0.44	$(0.40)
Diluted	$0.44	$(0.40)

MGM GROWTH PROPERTIES LLC
CONSOLIDATED BALANCE SHEETS
(In thousands, except share amounts)
(Unaudited)

	March 31, 2021	December 31, 2020
ASSETS
Real estate investments, net	$8,251,957	$8,310,737
Lease incentive asset	502,156	507,161
Investment in unconsolidated affiliate	820,390	810,066
Cash and cash equivalents	143,231	626,385
Prepaid expenses and other assets	24,310	25,525
Above market lease, asset	39,473	39,867
Operating lease right-of-use assets	280,708	280,565
Total assets	$10,062,225	$10,600,306
LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities
Debt, net	$4,161,439	$4,168,959
Due to MGM Resorts International and affiliates	335	316
Accounts payable, accrued expenses and other liabilities	75,386	124,109
Accrued interest	59,510	48,505
Dividend and distribution payable	131,025	136,484
Deferred revenue	170,015	156,760
Deferred income taxes, net	33,298	33,298
Operating lease liabilities	341,386	341,133
Total liabilities	4,972,394	5,009,564
Commitments and contingencies
Shareholders’ equity
Class A shares: no par value, 1,000,000,000 shares authorized, 153,323,880 and 131,459,651 shares issued and outstanding as of March 31, 2021 and December 31, 2020, respectively	—	—
Additional paid-in capital	3,459,599	3,114,331
Accumulated deficit	(439,194)	(422,897)
Accumulated other comprehensive loss	(53,553)	(51,197)
Total Class A shareholders' equity	2,966,852	2,640,237
Noncontrolling interest	2,122,979	2,950,505
Total shareholders' equity	5,089,831	5,590,742
Total liabilities and shareholders' equity	$10,062,225	$10,600,306